Miller Opportunity Trust
Supplement dated June 25, 2021
to the Prospectus and Statement of Additional Information dated April 7, 2021

This supplement is being provided to inform you that effective immediately, the Prospectus sections detailed below are amended with respect to the possibility of Class C shares converting to Class A shares after 8 years of ownership. Please see the Prospectus and Statement of Additional Information for more information about the fees and expenses associated with Class A shares.
The Prospectus section titled “Comparing the Fund’s share classes” - “Class C” table, “Key features” column, third bullet is replaced with the following language.
•Generally converts
to Class A on the
next monthly
conversion
processing date
after the shares
have been held for
8 years from the
purchase date;
please consult
your Financial
Intermediary for
more information.
In addition, the Prospectus section titled “Class C share conversion” is replaced with the following language.
Except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 8 years from the purchase date. The shares will be converted on the next monthly conversion processing date after the 8 year anniversary of purchase. It is the responsibility of your Financial Intermediary and not the Fund, the transfer agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. These Financial Intermediaries may convert Class C shares to Class A shares sooner than after 8 years of ownership. Please refer to Appendix A or contact your Financial Intermediary for more information.
Lastly, consistent with a long-planned retirement previously communicated to the Board of Trustees of Trust for Advised Portfolios, Albert J. DiUlio, S.J. resigned from the Board of Trustees effective as of the close of business on May 19, 2021. Accordingly, all references and information pertaining to Mr. DiUlio are hereby removed.
Please retain this Supplement with your Prospectus and
Statement of Additional Information for future reference.